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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 9, 2005


                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            California              000-23195               94-3145844
 (State or other jurisdiction of   (Commission      (IRS Employer Identification
          incorporation)           File Number)               No.)

    10780 Parkridge Blvd., 4th Floor                          20191
         Reston, Virginia                                   (Zip Code)
  (Address of principal executive offices)

                                 (571) 382-1090
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01         Entry into a Material Definitive Agreement

     On March 9, 2005, Tier Technologies, Inc. (the "Company") entered into a Separation Agreement and Release (the "Separation Agreement") with Jeffrey A. McCandless, the Company's Chief Financial Officer. The following summary of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 99.1 and incorporated herein by reference.

     Pursuant to the Separation Agreement, Mr. McCandless will continue to serve as the Company's Chief Financial Officer until the date that is two weeks after the first day of employment of a new Chief Financial Officer. The Company has agreed to pay to Mr. McCandless as severance an amount equal to $83,333.33. In exchange for such consideration, Mr. McCandless has executed a release agreement releasing the Company and its employees, directors, shareholders and affiliates from any and all claims and liabilities including, but not limited to, all claims arising out of his employment with or separation from the Company.


Item 1.02         Termination of a Material Definitive Agreement

     On March 9, 2005, this Separation Agreement effectively terminated and superceded the Employment Agreement dated July 2, 2003, by and between the Company and Mr. McCandless, and the Nondisclosure and Proprietary/Confidential Information Non-Competition Agreement executed by Mr. McCandless on October 23, 2003.


Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99.1 Separation Agreement and Release dated March 9, 2005, by and between the Company and Jeffrey A. McCandless.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TIER TECHNOLOGIES, INC.



                                            By:   /s/ James R. Weaver
                                                  ------------------------
                                                  James R. Weaver
                                                  Chief Executive Officer



Date: March 14, 2005

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------         ------------------------------------------------------------
   99.1             Separation Agreement and Release dated March 9, 2005, by and between the Company and Jeffrey A. McCandless.